John Hancock Investment Trust

John Hancock Global Focused Strategies Fund (the “fund”)

Supplement dated March 28, 2019 to the current Prospectus, as may be supplemented

At its in-person meeting held March 26–28, 2019, the Board of Trustees of John Hancock Investment Trust (the “Board”) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund will not accept orders from shareholders to purchase shares of the fund beginning on or about April 30, 2019. On or about May 17, 2019, the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

 John Hancock Global Focused Strategies Fund, a series of John Hancock Investment Trust

John Hancock Greater China Opportunities Fund, a series of John Hancock Investment Trust III (the “funds”)

Supplement dated March 28, 2019 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

At in-person meetings held March 26–28, 2019, the Boards of Trustees of John Hancock Investment Trust and John Hancock Investment Trust III (collectively, the “Board”) approved the closing and liquidation of the funds pursuant to Plans of Liquidation approved by the Board. The Board determined that continuation of the funds is not in the best interests of the funds or their shareholders as a result of factors or events adversely affecting the funds’ ability to conduct their business and operations in an economically viable manner. The funds will not accept orders from shareholders to purchase shares of the funds beginning on or about April 30, 2019. On or about May 17, 2019, the funds will distribute pro rata all of their assets to their shareholders, and all outstanding shares will be redeemed and cancelled.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.